UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 20, 2026
Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street
New Ulm, Minnesota 56073
(Address of principal executive offices, including zip code)

(507) 354-4111
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter). Emerging growth company Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2026, Nathan D. Knuth notified the Board of Directors of Nuvera Communications, Inc. (the “Company”) that he was resigning from the Company’s Board of Directors effective at the end of the Company’s 2026 Annual Meeting of Shareholders that was held on May 21, 2026, at 10:00 a.m. Central Time. Mr. Knuth’s resignation was to allow him to spend more time on his other professional commitments and activities, and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Company held its 2026 Annual Meeting of Shareholders on May 21, 2026, virtually via live webcast at www.virtualshareholdermeeting.com/NUVR2026. Proxies representing 3,597,361 shares, or 68.97% of the 5,215,348 outstanding shares entitled to vote were present at the Annual Meeting, which constituted a quorum. The shareholder voting results for the election of two directors, and the two other matters submitted to shareholders are as follows:

Proposal 1. Two directors were elected to serve until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

James J. Seifert	2,431,698	265,674	899,989
Colleen R. Skillings	2,320,884	376,488	899,989

Proposal 2. Shareholders ratified the appointment of Olsen, Thielen & Company, Ltd. as the Company’s independent registered public accounting firm for the 2026 fiscal year, as follows:

Votes For	Votes Against	Abstentions

3,567,114	7,896	22,351

Proposal 3. Shareholders approved a shareholder proposal presented at the Annual Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,936,182	332,009	402,394	906,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvera Communications, Inc.

Date: May 22, 2026	By: /s/ Curtis Kawlewski Curtis Kawlewski Chief Financial Officer